DIREXION FUNDS

Spectrum High Yield Plus Fund

Supplement to Prospectus Dated December 29, 2006

On June 11, 2007, the new investment objective of the Spectrum High Yield Plus Fund (the “Fund”) will be to seek a moderate total rate of return (income plus capital appreciation) on an annual basis. In addition, the Fund will no longer invest at least 80% of its net assets in high yield fixed-income securities or derivatives of such securities. As a result, the Fund will change its name to the “Spectrum Select Alternative Fund.” (The term “Alternative” in the Fund’s name simply refers to the fact that the Fund’s subadviser may choose from among many investment alternatives.) Beginning June 11, 2007, the Fund will invest in a combination of fixed-income and equity securities or derivatives of such securities.

Because of these changes, the Fund must provide shareholders with a 60-day notice of these changes. Accordingly, this Supplement serves as such notice. On June 11, 2007, the Fund will begin to pursue the investment objectives and principal investment strategies disclosed above.

Questions regarding these changes may be directed to the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is April 11, 2007.